EXHIBIT 10.10

Office Lease Agreement between St. James Properties, Inc. and NMMI.

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                             ST. JAMES OFFICE CENTER
                           STANDARD SUBLEASE AGREEMENT

     THIS SUBLEASE AGREEMENT, made and entered into this 1st day of May, 2000, by and between ST. JAMES PARTNERS, a Florida Company, hereinafter referred to as the "Lessor" and NEW MILLENNIUM MEDIA INTERNATIONAL, INC., a Florida Company, hereinafter referred to as the "Lessee".

     1. PREMISES

     Lessor hereby subleases to Lessee and Lessee hereby rents from Lessor, approximately two thousand five hundred and four (2504) square feet of tenable space, and an additional outside patio space at no charge to lessee and will pay half the use of the Conference Room & Reception Area which is approximately six hundred and eighteen (618) square feet as defined herein and shown on Exhibit "A" attached hereto and made a part hereof by reference, hereinafter referred to as the "Premises", in the hereinafter referred to as the "Building", located at 101 Philippe Parkway, Safety Harbor, Florida 34695. For the purposes of this Lease, rentable area shall be the area actually occupied and used exclusively by the Lessee. Lessee shall also have unrestricted access to all Common Areas of the Building. Once Lessee shall move into the property it is Lessee's responsibility to provide Lessor with a key for entry in case of fire or any such emergency in compliance with the standard Fire Marshall Code.

     2. TERM

     (a) The term of this Lease shall be for a period of one (1) years, commencing on the 1st day of May, 2000, and expiring at midnight on the 2nd day of May, 2001.

     (b) 2 year option renewal - 5%

     3. USE

     Lessee covenants that the Premises will be continuously used and occupied during the full term of this Lease for the purpose(s) of general office use and will not use and occupy the Premises for any other purpose without prior written consent of Lessor, except as stated herein.

     4. RENTAL

     (a) Base Rent: In consideration for this Lease and subject to the adjustments hereinafter specified in this Lease, as rental for the Premises, the Lessee hereby agrees to pay to the Lessor, without deduction, setoff, prior notice or demand, except as per paragraph 5 hereunder and in the event of being canceled as provided in Paragraph 2 hereunder, the sum of eleven dollars and fifty cent ($11.50) per square foot plus one dollar fifty cent ($1.50) per square foot for Common Area Maintenance for the terms of this Lease, plus applicable sales tax, in advance, on the first day of the month during the entire Lease term.

                            Suites 312, 313, 311, 310
Amount         Year  Term                         Monthly Payment  Yearly
$13.00 sqft    1     5/1/2000 through 5/2/2001    $2,902.55        $34,830.64
                                                                   including tax

                        Conference Room & Reception Area
Amount         Year  Term                         Monthly Payment  Yearly

$13.00 sqft    1     5/1/2000 through 5/2/2001    $716.36          $8,596.38
                                                                   including tax

                                Out side Storage
Amount         Year  Term                         Monthly Payment  Yearly
$0.00 sqft     1     4/1/2000 through 5/2/2001    $535.00          $6,955.00

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     (b) Common  Area  Maintenance  shall  include  exterior  of  building,  all
H.V.A.C., windows, doors, electricity, pest control, any taxes or assessments, roof, water, sewer, trash pickup, and any other maintenance required to the building.

     (c) All rental installments will be paid by Lessee as herein provided to Lessor at their place of business until written notice to the contrary is given by Lessor. Other remedies for non-payment of rent notwithstanding, if the monthly rental payment is not received by Lessor on or before the first (1st) day of the month for which rent is due, or if any other payment due Lessor by Lessee is not received by Lessor on or before the fifth (5th) day of the month in which Lessee was invoiced, a service charge of five percent (5%) of such past due amount shall become due and payable in addition to such amounts owed under this Lease.

     (d) Security Deposit. At the time of the signing of this Lease, Lessee will pay to Lessor the sum of zero dollars ($0.00).

     5. PAYMENT OF EXPENSES

     Lessor and Lessee acknowledge that the costs and expenses listed below shall be paid as follows:

     (a) Utilities: Lessor will be responsible for water, sewer, electricity and all costs associated thereof. Lessee shall be responsible for phones and all costs associated thereof. Lessee shall also be responsible for office cleaning of their Premises.

     6. PEACEFUL ENJOYMENT

     Lessee shall, and may peacefully have, hold and enjoy the Premises subject to the terms of the lease and this sublease, and provided Lessee pays the rentals herein recited and Lessee also hereby covenants and agrees to comply with all the rules and regulations of the Officers or Boards of the City, County and State having jurisdiction over the Premises, and with all ordinances and regulations of governmental authorities wherein the Premises are located, but only insofar as any such rules, ordinances and regulations pertain to the manner in which the Lessee shall use the Premises; the obligation to comply in every other case and also all cases where such rules, regulations and ordinances require repairs, alterations, changes or equipment, or any part of either, being hereby expressly assumed by Lessor.

     7. PAYMENTS

     Lessee will pay all rents and sums provided to be paid to Lessor hereunder at the time and in the manner herein provided. Time is of the essence as regards all rents and other sums provided to be paid to Lessor by Lessee.

     8. REPAIRS AND RE-ENTRY

     Lessee will, at Lessee's own cost and expense, repair or replace any damage or injury done to the Building, the Premises, or any part thereof, caused by Lessee or Lessee's agents, employees, invitees, or visitors. If Lessee fails to make such repairs or replacements promptly, or within fifteen (15) days of occurrence, Lessor, may, at its option, make such repairs or replacements, and Lessee shall repay the cost thereof to Lessor on demand. Lessee will not commit or allow any waste or damage to be committed on any portion of the Premises or the Building and shall at the termination of the Lease by lapse of time or otherwise, deliver the Premises to Lessor broom clean and in as good condition as at date of possession of Lessee, ordinary wear and tear excepted, and upon such termination of Lease, Lessor shall have the right to re-enter and resume possession of Premises.

     9. ASSIGNMENT OR SUBLEASE

     Lessee shall have the right to transfer and assign, in whole or part, its rights and obligations in the Building and property that are the subject of this Lease. Only with the prior written consent of the Lessor, which consents, shall not be unreasonably withheld.

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     10. LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE

     Lessee will not occupy or use, or permit any portion of the Premises to be occupied or used, or do or permit to be done in or about the Building, for any business or purpose which is unlawful or immoral, in part or in whole, or deemed to be hazardous in any manner, or which will be disreputable or harmful to the character or reputation of the Building or which will be bothersome to other tenants of the Building or visitors to the Building, or which will be a nuisance. Lessee will not do anything or permit anything to be done in or about the Premises or Building which will, in any way, increase the rate of insurance on the Building and/or its contents; and, in the event, that by reason of acts or omission of Lessee, there shall be an increase in rate of any insurance on the Building or its contents, then Lessee hereby agrees to pay such increase in full and to remedy such condition upon five (5) days written demand by Lessor.

     12. INDEMNITY LIABILITY

     Lessee hereby agrees to indemnify and hold harmless Lessor of and from any and all fines, suits, claims, demands and action of any kind (including expenses and attorney's fees) by reason of any breach, violation, or nonperformance of any condition hereof, including failure to abide by the Rules of the Building or any act or omission on the part of the Lessee, its agents, invitees, or employees. Lessee is familiar with the Premises and acknowledges that the same are received by Lessee in a good state of repair and accepted by Lessee in the condition in which they are now or shall be when ready for occupancy and that Lessor has not made any representations as to the Premises except as set forth herein. Lessor shall not be liable to Lessee or Lessee's agents, employees, invitees or visitors for any damage to persons or property due to condition, design, or defect in the Building, or its mechanical systems on the Premises, which may now exist or hereafter occur. Lessee accepts the Premises as suitable for the purposes for which the same are leased and assumes all risks of damages to persons or property, and agrees that no representations except such as are contained herein or endorsed hereon have been made to the Lessee respecting the conditions of the Premises

     13. ENTRY FOR REPAIRS AND INSPECTION

     Lessee will permit Lessor or its officers, agents or representatives the right to enter into and upon any and all parts of the Premises, at all reasonable hours to inspect same or make repairs or alterations or additions as Lessor may deem necessary or desirable, and Lessee shall not be entitled to any abatement or reduction of rent by reason thereof. Lessor shall be entitled to enter upon the Premises at any time to make emergency repairs.

     14. USE OF BUILDING NAME

     The Lessee shall not, except to designate the Lessee's business address (and then only in a conventional manner and without emphasis or display) use the name of the Building or any simulation or abbreviation of such name for any purpose whatsoever. The Lessor reserves the right to change the name of the Building at any time. The Lessee will discontinue using such name and any simulation or abbreviation thereof for the purpose of designating the Lessee's business address within thirty-days (30) after the Lessor shall notify the Lessee that the Building is no longer known by such name.

     15. GRAPHICS

     Lessor shall provide and install, at Lessee's cost, all signs, letters and numerals on doors in the Premises. All such signs, letters and numerals shall be in the standard graphics for the Building and reasonably acceptable to Lessor and no others shall be used or permitted on the Premises without Lessor's prior written consent.

     16. DEFACING PREMISES AND OVERLOADING

     Lessee shall not place anything or allow anything to be placed on or near any door, partition, will or window which might be unsightly from outside the Premises, and Lessee shall not place or permit to be

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placed any  article of any kind on any window  ledge or on the  exterior  walls, windows, blinds, shades, awnings or any other forms of inside or outside window coverings. No inside or outside window coverings or window ventilators or other devices, shall be placed in or about the outside windows in the Premises except to the extent, if any, that the character, shape, color, material or make thereof is first approved by the Lessor, and Lessee shall not do any painting or decorating in the Premises or make, paint, cut or drill into, or in any way deface any part of the Premises or Building without prior written consent of the Lessor. Lessee shall not overload any floor or part thereof in the Premises, or any facility in the Building or any public corridors or elevators therein, and shall not bring in or remove any large or heavy articles, without Lessor's prior written consent. Lessor may direct and control the locations of safes and all other heavy articles. Furniture and other large or heavy articles, may be brought into the Building, removed therefrom or moved from place to place within the Building only at times and in the manner designated in advance by Lessor. Lessee agrees not to place any load on any portion of the Premises or other portions of the Building or its equipment that would exceed the allowable load limits for the Building, as specified by Lessor.

     17. LIABILITY INSURANCE

     Lessee shall, at its sole cost and expense, obtain and maintain in full force and effect for the mutual benefit of Lessor and Lessee, comprehensive public liability insurance in the minimum amount of $1,000,000.00, combined single limit coverage, against claims for bodily injury, death or property damage arising out of the use and occupancy of the Premises. A certificate of such insurance shall be furnished to the Lessor at the commencement of the Lease term and each renewal certificate of such policy shall be furnished to Lessor at least thirty-days (30) prior to the expiration of the policy it renews. Each such policy of insurance shall contain an agreement by the insurer that such policy shall not be canceled without thirty-days (30) prior written notice to Lessor. Such insurance may be in the form of general coverage, floater policy, or so-called blanket policy issued by insurers of recognized responsibility. The nature and scope of such policy of insurance and the insurer thereunder shall be subject to Lessor's approval, which shall not be unreasonably withheld or delayed. Should the Lessee fail to procure policies as is provided in this Lease, the Lessor may obtain such insurance and the premiums on such insurance shall be deemed additional rental to be paid by the Lessee unto the Lessor upon demand.

     18. CASUALTY INSURANCE

     Lessor shall, at all times during the term of this Lease, maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company, insuring the Building against loss or damage by fire, explosion or other hazards and contingencies for the full insurable value; provided, that the Lessor shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Lessee or which Lessee may have upon or within the Premises or any fixtures installed by or paid for by Lessee upon or within the Premises or any additional improvements which Lessee may construct, or which Lessor may construct for Lessee on the Premises. Lessee shall, at all times during the term of this Lease, at Lessee's expense, maintain a policy or policies of insurance with the premiums paid in advance, insuring Lessee's furniture, machinery, goods or supplies, any additional improvements which Lessee may construct on the Premises, furnishings, removable floor coverings, trade equipment, signs and all other decorations placed by Lessee in or upon the Premises.

     19. CONDEMNATION

     If the Premises, or any part thereof, or any interest therein, be taken by virtue of (or sold under threat of) eminent domain or for any public or quasi-public use or purpose, this Lease and the estate hereby granted, at the option of the Lessor, shall terminate as of the date of such taking. If any part of the Building other than the Premises be so taken, the Lessor shall have the right to terminate this Lease within six (6) months thereafter by giving the Lessee thirty (30) days prior written notice of the date of such termination. Any interest, which Lessee may have or claim to have in any award resulting from the condemnation proceeding, shall be limited to removal expenses for Lessee's furniture, movable fixtures, and other personal property

     20. LOSS OR DAMAGE

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     Lessor  shall not be liable  or  responsible  for any loss or damage to any property or person occasioned by theft, fire, water, wind, vandalism, rain, snow, leakage of Building and/or sprinkler system, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority, unavailability of fuel or energy, or other matter beyond the control of Lessor, or for any damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make such repairs, or from any cause whatever, unless caused by Lessor's gross negligence.

     21. ABANDONMENT

     If the Premises is abandoned by Lessee, except as provided in Paragraph 2 hereof, Lessor shall have the right but not the obligation, to re-let same for the remainder of the period covered hereby; and if the rent is not received through such re-letting at least equal to the rent provided for hereunder, Lessee shall pay and satisfy any deficiencies between the amount of the rent called for and that received through re-letting, and all expenses incurred by such other re-letting, including but not limited to the cost of Realtor's fees, renovating, and altering and decorating for a new occupant. Nothing herein shall be construed as in any way denying Lessor the right, in case of abandonment of the Premises, or other breach of this contract by Lessee, to treat the same as an entire breach of this contract and any and all damages occasioned Lessor thereby, or pursue any other remedy provided by law or this Lease.

     22. LOSS BY FIRE OR OTHER CAUSES

     Lessee shall; in case of fire, or loss or damage to the Premises from other causes, give immediate notice thereof to Lessor. In the event of damage to the Premises by fire or other causes resulting from fault or negligence of Lessee or Lessee's agents, employees, invitees or visitors, the same shall be repaired by and at the sole expense of Lessee under the direction and supervision of Lessor. If the Premises shall be damaged by fire or other casualty covered by Lessor's insurance and not resulting from the fault or negligence of Lessee or Lessee's agents, employees, invitees or visitors, the damages shall be repaired by and at the expense of Lessor and the rent, until such repairs shall be made, shall be apportioned according to the part of the Premises which is usable by Lessee. Lessor agrees, at its expense, to repair promptly any damage of the Premises not resulting from the fault or negligence of Lessee or Lessee's agents, employees, invitees, or visitors, except that Lessee agrees to repair and replace its own furniture, furnishings, fixtures, personal property, and equipment, and except that, if such damage is so extensive that the replacement of more than fifty percent (50%) of the Building be required, then and in that event, at the option of Lessor and by giving written notice to Lessee within forty-five (45) days after said occurrence or damage, this Lease will be canceled, and of no force and effort from and after the date of occurrence of such damage. No penalty shall accrue for reasonable delay, which may arise by reason of adjustment of insurance on the part of Lessor, and for reasonable delay on account of causes beyond Lessor's control (such as described in Paragraphs 5 and 20 hereof).

     23. WAIVER OF SUBROGATION RIGHTS

     Anything in this Lease to the contrary notwithstanding, Lessor and Lessee each hereby waives any and all rights of recovery, claim, action or cause of action against each other, its agents, officers or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or the Building of which the Premises are a part, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause(s) which are insured against policies referred to in Paragraph 19 hereof, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, or employees. Lessor and Lessee will both exert their best effort to cause all insurance policies to include an endorsement to the effect the provisions of this Section.

     24. ATTORNEY'S FEES

     In the event that Lessee or Lessor defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Lessor or Lessee places the enforcement of this Lease, or any part thereof; or the collection of any rent or other sum due, or to become due hereunder, or

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recovery of the possession of the Premises,  in the hands of an attorney,  or it files suit upon the same, then the prevailing party shall pay all Attorney's Fees and costs.

     25. AMENDMENT OF LEASE

     This Agreement may not be altered, changed, or amended, except by an instrument in writing, signed by all parties hereto.

     26. TRANSFER OF LESSOR'S RIGHTS

     Lessor shall have the right to transfer and assign in whole or in part all and every feature of its rights and obligations hereunder and in the Building and property referred to herein. Such transfers or assignments may be made either to a corporation, partnership, trust, individual or group of individuals, and, howsoever made, are to be in all things respected and recognized by Lessee. Lessor shall turn over any security deposits or advance rents held by Lessor to the grantee and said grantee assumes, subject to the limitation of this Lease paragraph, all the terms, covenants and conditions of this Lease to be performed on the part of Lessor.

     27. DEFAULT BY LESSEE

     The following shall be deemed to be events of default under this Lease:

     (a) Lessee shall fail to pay when due any installment of rent or any other payment required pursuant to this Lease or within five (5) days written notice by Lessor.

     (b) Lessee shall abandon any substantial portion of the Premises except as noted in Paragraph 2 hereof.

     (c) Lessee shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and the failure is not cured within thirty-days (30) after written notice to Lessee.

     (d) Lessee shall file a petition or be adjudged bankrupt or insolvent under the Bankruptcy Reform Act of 1978, as amended, or any similar law or statute of the United States or any state; or a receiver or trustee shall be appointed for all or substantially all of the assets of Lessee; or Lessee shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors.

     (e) Lessee shall do or permit to be done any act, which results in a lien being fled against the Premises.

     28. REMEDIES FOR LESSEE'S DEFAULT

     All rights and remedies of the Lessor herein enumerated in the event of default shall be cumulative and nothing herein shall exclude any other right or remedy allowed by law. Upon the occurrence of any Event of Default set forth in this Lease Agreement, Lessor shall have the option, if Lessor so elects but not otherwise, to pursue any one or more of the following remedies without any notice or demand:

     (a) Terminate this Lease, in which event Lessee shall immediately surrender the Premises to Lessor, and if Lessee fails to surrender the Premises, Lessor may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter any other person who may be occupying all or any part of the Premises without being liable for prosecution of any claim for damages. Lessee agrees to pay on demand the amount of all loss and damage which Lessor may suffer by reason of the termination of the Lease under this subparagraph, whether through inability to re-let the Premises on satisfactory terms or otherwise.

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     (b) Enter upon and take possession of the Premises,  and lock out, expel or remove Lessee from any other person who may be occupying all or any part of the Premises without being liable for any claim for damages, and re-let the Premises on behalf of Lessee and receive directly the rent by reason of the re-letting. Lessee agrees to pay Lessor on demand any deficiency that may arise by reason of any re-letting of the Premises. Further, Lessee agrees to reimburse Lessor for any expenditure made by it for remodeling or repairing, as well as the cost of Realtor's fees, in order to re-let the Premises.

     (c) Enter upon the Premises, without being liable for prosecution of any claim for damages, and do whatever Lessee is obligated to do under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in effecting compliance with Lessee' obligations under this Lease. Further, Lessee agrees that Lessor shall not be liable for any damages resulting to Lessee from effecting compliance with Lessee's obligations under this Subparagraph caused by the negligence of Lessor or otherwise.

     (d) In the event that litigation is necessary to enforce the provisions of this Lease, both Lessor and Lessee hereby waive their respective rights to a jury trial.

     29. WAIVER OF DEFAULT OR REMEDY

     Failure of Lessor to declare an Event Of Default immediately upon its occurrence, or delay in taking any action in connection with an Event Of Default, shall not constitute a waiver of the default, but Lessor shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in Paragraph 28 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Lessor to enforce one or more of the remedies provided upon an Event Of Default shall not be deemed or construed to constitute a waiver of the default or of any violation or breach of any of the terms, provisions and covenants contained in this Lease.

     30. RIGHTS OF MORTGAGE AND OWNER

     Lessee accepts this Sublease subject and subordinate to any rights of the Owner and the recorded mortgage, deed of trust or other lien presently existing upon the Premises. Lessor is hereby irrevocably vested with full power and authority to subordinate Lessee's interest under this Lease to the Owner's interest and any mortgage, deed or trust or other lien hereafter placed on the Premises and Lessee agrees upon demand to execute additional instruments subordinating this Lease as Lessor or Owner may require. If the interest of Lessor or Owner under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any mortgage on the Premises, Lessee shall be bound to the transferee (sometimes called the "Purchaser") under the terms, covenants and conditions of this Lease for the balance of the term remaining, and any extensions or renewals, with the same force and effect as if the Purchaser were Lessor under this Lease, and Lessee agrees to attorn to the Purchase, including the mortgagee under any such mortgage if it be the Purchaser, as its Lessor, the attornment to be effective and self-operative without the execution of any further instruments upon the Purchaser succeeding to the interest of Lessor under this Lease. The respective rights and obligations of Lessee and the Purchaser upon the attornment, to the extent of the then remaining balance of the term of this Lease, and any extensions and renewals, shall be and are the same as those set forth in this Lease.

     31. ESTOPPEL CERTIFICATES

     Lessee agrees to furnish at any time, and from time to time, with seven (7) days after request of Lessor, Owner or Lessor's mortgagee, a statement certifying that Lessee is in possession of the Premises; the Premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Lessee claims no present charge, lien or claim of offset against rent; the rent is paid for the current month, but is not paid and will not be paid for more than one (1) month in advance; there is not existing default by reason of some act or omission by Lessor; and such other matters as may be reasonably required by Lessor or Lessor's mortgagee.

     32. SUCCESSORS

     This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Lessor's interest in the Premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event, this Lease nevertheless shall remain unimpaired and in full force and effect and Lessee hereunder agrees to attorn to the then owner of the Premises.

     33. RENT TAX

     Lessee shall pay and be liable for all rental, sales, indigent and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent upon which the tax is based as set forth above.

     34. PARKING

     During the term of this Lease, Lessee shall have the non-exclusive use in common with Lessor, other tenants of the Building, their guests and invitees, of the non-reserved common automobile parking areas, driveways, and walkways, subject to the rules and regulations for the use thereof as prescribed from time to time by Lessor.

     35. NOTICES

     Any rental payment, notice or document required or permitted to be delivered hereunder shall be deemed to be delivered or given when (a) actually received, or (b) signed for or "refused" as indicated on the U.S. Postal Service Return Receipt. Delivery may be made by personal delivery or by United States mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other addresses as they may hereafter specify by written notice delivered in accordance herewith:

LESSOR:     ST. JAMES PARTNERS, INC.
            101 Philippe Parkway, Suite 300
            Safety Harbor, FL 34695

LESSEE:     MILLENNIUM MEDIA INTERNATIONAL, INC
            101 Philippe Parkway, Suites 312, 313, 311, 310
            Safety Harbor, FL 34695

     36. SCHEDULES

     All schedules initialed by both parties hereto and attached to this Lease shall be part of this contract whether or not said schedules are specifically referred to in this Lease.

     37. SEPARABILITY

     In the event that any provisions of this Lease are held invalid, the other provisions shall remain in full force and effect.

     38. GOVERNING LAWS

     This Lease shall be governed by and construed according to the laws of the State of Florida.

     39. CAPTIONS AND CONSTRUCTION OF LANGUAGE

     Captions are inserted for convenience only, and shall not affect or limit the construction of this Lease- The terms "Lease", "Lease Agreement", or "Agreement" shall be inclusive of each other, and will also include renewals, extensions, or modifications of this Lease.

     40. NO LIENS

     Anything to the contrary, herein notwithstanding, if Lessee makes any repairs or alterations to the Premises, whether or not with Lessor's prior consent, Lessee will not allow any lien of any kind, whether for labor, material, or otherwise to be imposed or remain against the Building or. the Premises. Notwithstanding the foregoing, if any lien is filed against the Premises or the Building for work claimed to have been for, or materials furnished to Lessee, whether or not done pursuant to this paragraph, the same shall be discharged by Lessee within ten (10) days thereafter, at Lessee's expense, by transferring the lien to security pursuant to the applicable provisions of the Florida Mechanic's Lien Law.

     41. SHOWING PREMISES

     Lessor shall have the right during normal business hours, and upon reasonable notice to Lessee, to show the Premises to prospective lessees or Purchasers of the Building or any part thereof at any time.

     42. LEASING BROKER

     Lessee and Lessor warrant that they have had no dealings with any broker or agent in connection with this Lease and covenant to hold harmless and indemnify each other from and against any and all costs, expense or liability for any compensation, commissions and charges claimed by any other broker or agent with respect to this Lease or the negotiation thereof with whom Lessee or Lessor had dealings.

     43. RECORDING

     Neither this Lease, nor any short form hereof, shall be recorded.

     44. ATTACHMENTS TO THIS LEASE

     Attached hereto, and made a part hereof as fully as if occupied herein verbatim, and signed and/or initialed by the Lessor and Lessee as approved are the following:

     (a) Exhibit "A" - Floor Plan

                           LESSOR: ST. JAMES PARTNERS

ATTEST:
/s/                                 BY: /s/
-----------------------------           --------------------------------
                                    TITLE: VP
                                           -----------------------------
                                    DATE: 5/1/00
                                          ------------------------------

                   LESSEE: MILLENNIUM MEDIA INTERNATIONAL, INC

ATTEST:
/s/                                 BY: /s/
-----------------------------           --------------------------------
                                    TITLE: President /CEO
                                           -----------------------------
                                    DATE: 5/1/00
                                          ------------------------------

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